SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 31, 2002         (July 19, 2002)

AVETA HEALTH, INC.

(Exact name of registrant as specified in its charter)

Tennessee	0-19786	62-13344801

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

30 Burton Hills Boulevard
Suite 400
Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 665-9066

(Registrant’s telephone number, including area code)

PHYCOR, INC.

(Former name or former address, if changed since last report)

Page 1 of 6 pages

Item 3. Bankruptcy or Receivership.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
PLAN OF REORGANIZATION
PRESS RELEASE DATED 7/25/02
CONSOLIDATED BALANCE SHEET
DISCLOSURE STATEMENT
PRESS RELEASE DATED 7/31/02

Item 3. Bankruptcy or Receivership.

     As previously reported, on January 31, 2002, PhyCor, Inc., a Tennessee corporation (the “Company”), together with certain of its subsidiaries (collectively with the Company, the “Debtors”), filed with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”): (a) a Joint Reorganization Plan of PhyCor, Inc. and Debtor Subsidiaries, dated January 31, 2002 and (b) a related Disclosure Statement, dated January 31, 2002. On February 14, 2002, the Debtors filed with the Bankruptcy Court a revised Disclosure Statement dated February 14, 2002. On February 27, 2002, the Debtors filed with the Bankruptcy Court an Amended Joint Reorganization Plan of PhyCor, Inc. and Debtor Subsidiaries, dated February 27, 2002. Finally, on June 6, 2002, the Debtors filed with the Bankruptcy Court: (a) a Second Amended Joint Plan of Reorganization of PhyCor, Inc. and Debtor Subsidiaries (the “Plan”), dated June 6, 2002 and (b) a revised Disclosure Statement relating thereto, dated June 6, 2002 (as so revised, the “Disclosure Statement”), in each case incorporating certain clarifications and modifications to reflect, among other things, events occurring after January 31, 2002, which the Bankruptcy Court approved as containing “adequate information” for creditors of the Debtors in accordance with Section 1125 of the United States Bankruptcy Code (the “Bankruptcy Code”) on June 10, 2002. On or about June 13, 2002, the Debtors commenced delivery of copies of the Disclosure Statement to parties in interest, as required pursuant to the Bankruptcy Code. On July 11, 2002, the Debtors filed a supplement to the Plan with the Bankruptcy Court.

     On July 19, 2002, the Bankruptcy Court entered an order confirming the Plan. A copy of a press release announcing the confirmation of the Plan is attached as Exhibit 99.1 to this Form 8-K. On July 30, 2002, all material conditions to the effectiveness of the Plan were satisfied or waived and the Plan became effective (the “Effective Date”). A copy of a press release announcing the consummation of the Plan is attached as Exhibit 99.4 to this Form 8-K.

     The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by this reference. The primary objectives of the Plan were to: (a) realign the Company’s capital structure; (b) preserve the value of the Company’s remaining businesses for its creditors; and (c) settle, compromise, or otherwise dispose of certain claims and interests on terms that the Debtors believe to be fair and reasonable and in the best interests of their respective estates, creditors, and equity holders. The Plan provided for, among other things:

•	the cancellation without consideration of the Company’s common stock, options and warrants to purchase common stock, and rights to purchase preferred stock that were authorized and outstanding immediately prior to the Effective Date;

•	the cancellation of certain indebtedness in exchange for cash or common stock, $0.01 par value per share, in the reorganized company (the “New Common Stock”);

•	the merger of substantially all of the Debtor subsidiaries of the Company with and into the Company, with the Company as the surviving corporation;

•	the filing of an Amended and Restated Charter with the Secretary of State of Tennessee which changes the name of the Company to Aveta Health, Inc. (“Aveta”);

•	the assumption, assignment, or rejection of executory contracts or unexpired leases to which any Debtor is a party;

•	the settlement of various claims against certain current and former officers and directors of the Company;

•	the adoption of the Management Incentive Plan to provide incentives to senior management to foster and promote the long-term growth and performance of Aveta; and

•	the selection of the board of directors and officers of Aveta.

     As of the Effective Date, there were 73,234,105 shares of Common Stock of the Company, 2,506,000 options and 348,000 warrants to purchase common stock of the Company outstanding, all of which were cancelled without consideration. As of the Effective Date (a) 5,700,000 shares of New Common Stock were reserved for issuance in respect of allowed claims or interests under the Plan, (b) 210,000 shares of New Common Stock were reserved for issuance to satisfy a stock award to Mr. Tarpley Jones, Chairman of the Board, President and Chief Executive Officer of the Company and (c) 90,000 shares of New Common Stock were reserved for issuance related to an option to purchase such number of shares of the New Common Stock granted to Mr. Jones pursuant to the Management Incentive Plan for an aggregate of 6,000,000 shares of New Common Stock reserved for issuance. In addition, cash will be distributed in satisfaction of certain claims as soon as practicable after the Effective Date.

     Aveta believes that as a result of the consummation of the Plan it will have less than 300 shareholders of record, accordingly, the Company intends to take the necessary actions to cease being subject to the periodic reporting requirements of federal securities laws in the near future.

     Information as to the assets and liabilities of the Company as of March 31, 2002 is filed as Exhibit 99.2 hereto and incorporated herein by this reference. Such information has been extracted from the unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002 as filed with the Securities and Exchange Commission (the “March 2002 Form 10-Q”) and should be read in conjunction with such financial statements, including the notes thereof, and the additional financial information set forth in Part 1, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the March 2002 Form 10-Q. In accordance with American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code,” on or about the Effective Date, the Company will implement “fresh start accounting,” which will require Aveta to restate all its assets and liabilities at their fair value. The impact of fresh start accounting is not reflected in the selected financial information referenced above. The effects of fresh start accounting are discussed in the “Notes to Projected Consolidated Balance Sheet as of December 31, 2001 Reflecting Restructuring Adjustments” and the “Summary of Significant Assumptions” in Exhibit B to the Disclosure Statement titled “Financial Projections,” a copy of which is filed as Exhibit 99.3 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired:

Not Applicable.

     (b)  Pro Forma Financial Information:

Not Applicable.

     (c)  Exhibits:

Exhibit No.	Description

2.1	Second Amended Joint Plan of Reorganization of PhyCor, Inc. and Debtor Subsidiaries, dated June 6, 2002.

99.1	PhyCor, Inc. Press Release, dated July 25, 2002.

99.2	Consolidated Balance Sheet of PhyCor, Inc. and Subsidiaries as of March 31, 2002.

99.3	Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code for the Second Amended Joint Plan of Reorganization of PhyCor, Inc. and Debtor Subsidiaries, dated June 6, 2002.

99.4	PhyCor, Inc. Press Release, dated July 31, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYCOR, INC.

By:	/s/ Tarpley B. Jones Name: Tarpley B. Jones Title: Chairman of the Board, President and Chief Executive Officer

July 31, 2002

EXHIBIT INDEX

Exhibit No.	Description

2.1	Second Amended Joint Plan of Reorganization of PhyCor, Inc. and Debtor Subsidiaries, dated June 6, 2002.

99.1	PhyCor, Inc. Press Release, dated July 25, 2002.

99.2	Consolidated Balance Sheet of PhyCor, Inc. and Subsidiaries as of March 31, 2002.

99.3	Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code for the Second Amended Joint Plan of Reorganization of PhyCor, Inc. and Debtor Subsidiaries, dated June 6, 2002.

99.4	PhyCor, Inc. Press Release, dated July 31, 2002.